UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2020

HENNESSY CAPITAL ACQUISITION CORP. IV

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38824	83-1476189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3485 N. Pines Way, Suite 110 Wilson, Wyoming	83014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (307) 734-4849

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	HCAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	HCACW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	HCACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 7.01 is the Analyst Day Presentation, dated September 2020, that will be used by Hennessy Capital Acquisition Corp. IV (“HCAC”) in presentations to certain HCAC stockholders and other persons, including at an analyst day presentation scheduled for September 24, 2020, in connection with HCAC’s previously disclosed proposed business combination with Canoo Holdings Ltd. (the “Company”) and other transactions contemplated by that certain Merger Agreement and Plan of Reorganization, dated August 17, 2020, by and among HCAC, HCAC IV First Merger Sub, Ltd., HCAC IV Second Merger Sub, LLC and the Company (collectively, the “Transactions”).

The foregoing Exhibit 99.1 and the information set forth therein are being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

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Additional Information About the Transactions and Where To Find It

In connection with the Transactions, HCAC has filed a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”) with the the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement to be distributed to holders of HCAC’s common stock in connection with HCAC’s solicitation of proxies for the vote by HCAC’s stockholders with respect to the Transactions and other matters as described in the Registration Statement as well as the prospectus relating to the offer of the securities to be issued to the Company’s shareholders in connection with the Transactions. After the Registration Statement has been declared effective, HCAC will mail a definitive proxy statement / prospectus and other relevant documents to its stockholders as of the record date established for voting on the Transactions. HCAC’s stockholders and other interested persons are advised to read the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with HCAC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Transactions, because these documents will contain important information about HCAC, the Company and the Transactions. Stockholders may also obtain a copy of the preliminary proxy statement/prospectus or, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the Transactions and other documents filed with the SEC by HCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (307) 734-4849.

Participants in the Solicitation

HCAC, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from HCAC’s stockholders in connection with the Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Transactions, including a description of their direct and indirect interests, is set forth in the Registration Statement. You can find more information about HCAC’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020. You may obtain free copies of these documents from the sources indicated above.

Forward Looking Statements

This report includes, or incorporates by reference, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product development and launches, the implementation, market acceptance and success of the Company’s business model, the Company’s ability to scale in a cost-effective manner, potential benefits of the Transactions and the potential success of the Company’s go-to-market strategy, and expectations related to the terms and timing of the Transactions. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations, hopes, beliefs, intentions or strategies of the Company’s and HCAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and HCAC. These forward-looking statements are subject to a number of judgments, risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transactions or that the approval of the stockholders of HCAC or the Company is not obtained; failure to realize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rollout of the Company’s business and the timing of expected business milestones and commercial launch; the ability of the Company to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; risks related to the Company’s go-to-market strategy and subscription business model; the effects of competition on the Company’s future business; the amount of redemption requests made by HCAC’s public stockholders; the ability of HCAC or the combined company to issue equity or equity-linked securities in connection with the Transactions or in the future, and those factors discussed in HCAC’s final prospectus filed on March 4, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and the preliminary proxy statement / prospectus, in each case, under the heading “Risk Factors,” and other documents of HCAC filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither HCAC nor the Company presently know or that HCAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect HCAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. HCAC and the Company anticipate that subsequent events and developments will cause HCAC’s and the Company’s assessments to change. However, while HCAC and the Company may elect to update these forward-looking statements at some point in the future, HCAC and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing HCAC’s and the Company’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Analyst Day Presentation, dated September 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2020

HENNESSY CAPITAL ACQUISITION CORP. IV

By:	/s/ Nicholas A. Petruska
Name: Nicholas A. Petruska
Title: Chief Financial Officer

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